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                                                                    EXHIBIT 10.3
                           BUILDING LEASE AGREEMENT

THIS CONTRACT CONTAINS ARBITRATION PROVISIONS AND SHALL BE SUBJECT TO ARBITRATION UNDER THE TEXAS GENERAL ARBITRATION ACT (ARTICLE 224 ET SEQ. REVISED CIVIL STATUTES OF TEXAS).

This Lease Agreement, made and entered into by and between ___________________, a ________________________ ("Lessor") and FFP Partners, L.P., a Delaware limited partnership ("Lessee").

                                   ARTICLE I

                                   PREMISES

Lessor, in consideration of the covenants and agreements to be performed by Lessee and upon the terms and conditions hereinafter stated does hereby lease, demise and let unto Lessee the land described on Exhibit A attached hereto ("Land"), all improvements, buildings, structures, equipment, pumps and tanks of Lessor, situated on the Land (the "Improvements") and all rights, easements and appurtenances pertaining to the Land, including all parking and access rights relating thereto (collectively, the "Leased Premises").

                                  ARTICLE II

                                     Term

The term of this Lease shall be for a period commencing on the ______ day of May, 1987 ("Commencement Date"), and ending on the 31st day of May, 1992 ("Term").

                                  ARTICLE III

                                      Use

Section 3.01. The Leased Premises shall be used for any lawful use, including, but not limited to, the operation of the Leased Premises as a convenience store and/or self-service gasoline station.

Section 3.02. Lessee shall not perform any acts or carry on any practices which may injure the Leased Premises or constitute a nuisance, or use the Leased Premises for any business which is unlawful or in violation of any public or city ordinances.

                                  ARTICLE IV

                                     Rent
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Section 4.01.  Lessee, without offset or deduction, agrees to pay the Lessor at
2801 Glenda Avenue, Fort Worth, Texas, or such other address as Lessor may designate, rent for the Leased Premises at the rate of ______________________ dollars ($____________) per month ("Monthly Rent") in advance on the first day of each and every calendar month during the Term of this Lease, the first such payment becoming due and payable on the Commencement Date. A prorated monthly rental installment shall be paid, if the Commencement Date is other than the first day of the month or if the term of the Lease terminates on a day other than the last day of the month.

Section 4.02. All rental installments or payments (including any amounts payable as additional rent) more than ten (10) days past due shall subject Lessee to liability for payment of a late payment charge equal to five percent (5.0%) of each such late monthly installment or payment.

                                   ARTICLE V

                                  Possession

Lessee acknowledges that Lessee has fully inspected the Leased Premises and on the basis of such inspection Lessee hereby accepts the Leased Premises "AS IS". Lessee acknowledges that the Improvements situated thereon, are suitable for the purposes for which the same are leased, in their present condition.

                                  ARTICLE VI

            Alterations, Operating Expenses and Maintenance, Signs

Section 6.01. Alterations. Lessee shall not create any openings in the roof or exterior walls, nor make any alterations, additions or improvements to the Leased Premises without prior written consent of the Lessor, which consent shall not be unreasonably withheld. Consent for non-structural interior alterations, additions or improvements shall not be unreasonably withheld by Lessor. All fixtures including floor coverings and heating and air conditioning units, and all alterations, additions and improvements, except trade fixtures, pumps, gasoline storage tanks and equipment, installed at the expense of the Lessee, shall be the property of the Lessor and shall remain upon and be surrendered with the Leased Premises as a part thereof at the termination of this Lease.

Section 6.02. Operating Expenses. Lessee agrees to pay any and all expenses of operation of the Leased Premises including, but not being limited to, insurance, electricity, water, gas and other utility services to persons and parties occupying the Leased Premises, it being the intention of this Lease that the amounts payable to Lessor hereunder as rent shall be absolutely net to Lessor, without diminution by reason of any expenses of operation of the Leased Premises.

Section 6.03. Repairs; Compliance With Laws. Lessee shall keep the Improvements and the building thereon (the "Building") from time to time situated on the Leased Premises in a good repair and condition, and at the end or other expiration of the term of this Lease deliver up the
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Leased Premises and the Building in good condition, reasonable wear and tear excepted (subject to Section 8.03 and Article XII). Lessee shall at its sole cost and expense comply with all requirements of all municipal, state and federal authorities now in force or which may hereafter be in force, pertaining to the Leased Premises and shall faithfully observe in the use of the Leased Premises all municipal, state and federal laws and regulations now in force or which may hereafter be in force.

Section 6.04. Release. Lessor hereby releases Lessee, and Lessee hereby releases Lessor, and their respective officers, agents, employees and servants, from any and all claims or demands for damages, loss, expense or injury to the Leased Premises, or to the furnishings and fixtures and equipment, or inventory or other property of either Lessor or Lessee in, about or upon the Leased Premises, as the case may be, which is caused by or result from perils, events or happenings which are the subject or insurance carried by the respective parties and in force at the time of any such loss; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss and to the extent such insurance is not prejudiced thereby or the expense of such insurance is not thereby increased.

Section 6.05. Entry by Lessor for Repairs and Inspection. Lessee shall permit Lessor or its agents or representatives to enter into and upon any and all parts of the Leased Premises, at all reasonable business hours to inspect same or clean or make repairs or alterations or additions as Lessor may reasonably deem necessary or desirable, to exhibit the Leased Premises to mortgagees or prospective mortgagees or assignees of mortgages and, during the three (3) months prior to the expiration of the Term or any Renewal Term to exhibit the Leased Premises to prospective tenants, and Lessee shall not be entitled to abatement or reduction of rent by reason thereof.

Section 6.06. Signs. Lessee shall not place any signs or other objects upon the roof of the Building, or paint or otherwise deface the exterior walls of the Building, except with the prior written consents of Lessor, which consent shall not be unreasonably withheld. Lessee shall have the right to erect such other signs as it may desire, subject to any applicable governmental laws, ordinances, regulations, and other requirements. Lessee shall remove all signs at the termination of this Lease. Such installments and removals shall be made in such manner as to avoid injury, defacement or overloading the Building and other improvements.

                                  ARTICLE VII

                                   Utilities

Lessee shall pay all utility connection charges, if any, and all charges incurred for any utility service used on the Leased Premises (including, but not limited to, water, sewer, gas and electricity), and shall furnish all electric light bulbs and tubes. Lessee expressly agrees that Lessor is not, nor shall it be, required to furnish to Lessee or any other occupant of the Leased Premises any water, sewer, gas, heat, electricity, light, power or any other facilities, equipment, labor, materials or services of any kind whatsoever.
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                                 ARTICLE VIII

              Indemnity, Liability and Loss or Damage, Insurance

Section 8.01. By occupying the Leased Premises or taking possession thereof, Lessee accepts the Leased Premises as suitable for which the same are leased and accepts the Building and each and every appurtenance thereof, and Lessee by said acts waives any and all defects therein. Lessee covenants and agrees, at its sole cost and expense, to indemnify and save Lessor harmless from and against any and all claims by or on behalf of any person, firm, corporation or governmental authority, arising from the occupation, use, possession, conduct or management of, or from any work or thing whatsoever done in and about, the Leased Premises during the Lease Term and any Renewal Term, or the subletting of any part thereof. Lessee further agrees to indemnify and save Lessor harmless from and against any and all claims arising from any condition of the Leased Premises or the Improvements (including, but not limited to claims or liability under the Comprehensive Environmental Responses, Compensation and Liability Act of 1980 and the Resource Conservation and Recovery Act of 1976), or rising from any breach or default on the part of Lessee to be performed pursuant to the terms of this Lease, or arising from any action, injury or damage whatsoever caused to any person, firm or corporation, including any sublessees of Lessee (other than those caused by Lessor or his servants and employees) occurring during the Lease Term in or about the Leased Premises or upon and under the sidewalks and the land adjacent thereto. The indemnification obligations of Lessee hereunder shall include all costs, expenses and liabilities incurred by Lessor, including reasonable attorneys' fees; and in case any action or proceeding shall be brought against Lessor by reason of any such claim, Lessee upon receipt of written notice from Lessor covenants to defend such action or proceeding with counsel satisfactory to Lessor, unless such action or proceeding with counsel satisfactory to Lessor, unless such action or proceeding is defended by any carrier of public liability insurance maintained by Lessee. If Lessee procures or maintains insurance insuring Lessee against liability for injury to or death of a person or persons, such policy or policies shall name Lessor as an additional insured.

Section 8.02. Lessor shall maintain casualty insurance coverage on the Building in an amount and of a nature as may be reasonably required by Lessor in connection with the Building. The cost of procuring and carrying same shall be additional rent owed by Lessee to Lessor and shall be paid by Lessee to Lessor within ten (10) days after demand is made for the payment of same, it being the intention of this Lease that amounts payable to Lessor hereunder as rent shall be absolutely net to Lessor, without diminution by reason of expenses of operation of the Leased Premises.

Section 8.03. If the Leased Premises or any part thereof shall be damaged by fire or other casualty, then Lessee shall give prompt written notice thereof to Lessor. Lessor shall within seventy-five (75) days after the date of such damage commence to repair and restore the Leased Premises and the Building thereon and shall proceed with reasonable diligence to restore the Leased Premises and Building (except that Lessor shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Lessor shall not be required to rebuild, repair, or replace any part of
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Lessee's furniture or furnishings or fixtures and equipment removable by Lessee under the provisions of this Lease. Lessor shall not in any event be required to expend for such work an amount in excess of the insurance proceeds actually received by Lessor as a result of the fire or other casualty. In the event that any mortgagee under a mortgage or deed of trust covering the Leased Premises or Building should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt or in the event that the cost of repair and restoration is in excess of the insurance proceeds actually received by Lessor and the amount Lessee agrees to pay to restore the Leased Premises (other than the cost of restoration of Lessee's fixtures, furniture and equipment), Lessor may, at its option, terminate this Lease and the Term and estate hereby granted by notifying Lessee in writing of such termination within sixty (60) days after the date of such damage, in which event the rental hereunder shall be abated as of the date of such damage. Lessor shall not be liable for any inconvenience or annoyance to Lessee or injury to the business of Lessee resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Lessor shall allow Lessee a fair diminution of rent during the time and to the extent the Leased Premises are unfit for occupancy. If the Leased Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or negligence of Lessee or any of Lessee's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage, and Lessee shall be liable to Lessor for the cost and expense of the repair and restoration of the Building and Improvements caused thereby to the extent that such cost and expense is not covered by insurance proceeds.

                                  ARTICLE IX

                                     Taxes

Section 9.01. Lessee shall pay to Lessor as additional rent the amount of the real estate taxes allocable to the Leased Premises (which shall be separately assessed) for each tax year included within the term of this Lease; for the first and last tax years included in part within the term of this Lease, Lessee shall pay to Lessor a pro rata share of such taxes for such tax years, based upon the portions of such tax years included within the term of this Lease. Real estate taxes shall not include any income, excess profits, estate, inheritance, succession, transfer, franchise, capital or other tax assessment upon Lessor or upon the rentals payable under this Lease, all of which shall be the obligation of Lessor.

Section 9.02. If there shall be more than one taxing authority, the real estate taxes for any period shall be the sum of the real estate taxes for such period attributable to each taxing authority. The real estate taxes for any tax year shall mean such amounts as shall be finally determined to be the real taxes assessed and payable for such tax year less any abatements, refunds or rebates made thereof. For the Purpose of determining payments due from Lessee to Lessor in accordance with the provisions herein, (i) the real estate taxes for any tax year shall be deemed to be the real estate taxes assessed and payable for such tax year until such time as the same may be reduced by abatement, refund or rebate, and (ii) if any abatement, refund or rebate shall be made for such tax year, the real estate taxes for such tax year shall be deemed to be the real estate taxes as so
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reduced plus the expenses of obtaining the reduction, with an appropriate adjustment to be made in the amount payable from or paid by Lessee to Lessor on account of real estate taxes.

Section 9.03. Lessee shall have such rights to contest the validity or amount of any real estate taxes as permitted to Lessor or Lessee by law, either in its own name or in the name of Lessor. Lessor shall cooperate with Lessee in any such contest and, in connection therewith, shall make available to Lessee such information in its files as Lessee may reasonably request. If any abatement, refund or rebate shall be obtained, the expenses of obtaining the same shall be a first charge thereon.

Section 9.04. Lessor shall submit to Lessee copies of the real estate tax bills for each tax year. Lessor shall bill Lessee for any amount that may be payable by Lessee pursuant to the provisions herein. Such bill shall be accompanied by a computation of the amount payable. The amount payable by Lessee hereunder for any tax year shall be payable on or before the time that Lessor shall be required to pay real estate taxes to the taxing authority for such tax year, but if Lessee shall not have received a bill therefor at least fourteen days prior to such time for payment, Lessee shall not be required to make payment until fourteen days after the receipt of such bill. (If real estate taxes are payable to any taxing authority for any tax year in installments, the amount payable by Lessee hereunder shall be payable in similar installments. If real estate taxes are payable to different taxing authorities for any tax year at different times, and appropriate apportionment shall be made of the amount payable by Lessee for such tax year and the apportioned amounts shall be payable at such times). Lessor agrees that real estate taxes upon the Leased Premises shall be paid by Lessor prior to the last day that the same may be paid without penalty or interest, or if a discount shall be available for early payment, prior to the last day of that such discount shall be available. Lessor agrees to provide Lessee evidence of any taxes paid by Lessor.

Section 9.05. Lessee agrees to pay all taxes levied against personal property, trade fixtures and inventory owned or placed by Lessee in, on or about the Leased Premises.

                                   ARTICLE X

                                     Title

Section 10.01. Lessor's Warranty of Title. Lessor warrants and represents that the Leased Premises is owned by Lessor in fee, free and clear of all restrictions which would materially adversely affect the use of the Leased Premises by Lessee and that Lessor has the legal right to make and enter into this Lease.

Section 10.02. Peaceable Possession. Lessor warrants to Lessee the peaceable enjoyment of the Leased Premises against the lawful let, hindrance or disturbance of any person or persons whomsoever.

                                  ARTICLE XI
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                           Assignment and Subletting

Section 11.01. Lessee shall have the right, without Lessor's consent, to assign this Lease or sublet all or any part of the Leased Premises.

Section 11.02. If Lessee assigns this Lease or sublets all or any part of the Leased Premises, Lessee shall remain liable and responsible under this Lease; provided, however, that if this Lease shall continue in effect after the last day of the initial term hereof and if the assignee shall have assumed in writing the performance of the covenants and obligations of Lessee hereunder, Lessee shall not be liable or responsible to Lessor for any default or nonperformance by such assignee as tenant hereunder arising or occurring after the last day of the initial Term hereof.

Section 11.03. If Lessee assigns this Lease and shall remain liable hereunder, then Lessor, when giving notice to said assignee or any future assignee in respect to any default, shall also serve a copy of such notice upon the original tenant first named hereinabove in this Lease ("the Original Lessee") and no notice of default shall be effective until a copy thereof is received by the Original Lessee. The Original Lessee shall have the same period after receipt of such notice to cure such default as is given to Lessee under this Lease. If this Lease terminates or this Lease and the term hereof ceases and expires because of a default of such assignee after and assignment of this Lease shall have been made, Lessor shall promptly give the Original Lessee notice thereof. The Original Lessee shall have the option to be exercised by notifying Lessor within twenty (20) days after receipt by the Original Lessee of Lessor's notice, to cure any default and become tenant under a new lease for the remainder of the term of this Lease (including any renewal periods) upon all of the same terms and conditions as then remain under this Lease as it may have been amended by agreement between Lessor and Original Lessee. If any default of such assignee is incapable of being cured by the Original Lessee, then, notwithstanding the failure to cure same, the Original Lessee shall have the foregoing option to enter into a new lease. Such new lease shall commence on the date of termination of this Lease. Notwithstanding the foregoing, if Lessor delivers to the Original Lessee, together with Lessor's notice, a release as to all liability under this Lease as theretofore amended, the Original Lessee shall not have the foregoing option.

                                  SECTION XII

                                 Condemnation

Section 12.01. Entire Taking. If all of the Leased Premises shall be taken in condemnation proceedings, this Lease shall terminate as of the taking and the minimum rent and additional rent shall be paid to the date of such termination. Lessor shall give Lessee a proportionate refund of any rent paid in advance.

Section 12.02.  Partial Taking.

     A. If less than all of the Leased Premises shall be taken in condemnation proceedings, Lessor and Lessee shall mutually determine, within a reasonable time after such taking, whether
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the remaining building or buildings (after necessary repairs and reconstruction to constitute the same a complete architectural unit or units) can economically and feasibly by used and subleased by Lessee. If Lessor and Lessee cannot mutually agree upon such matter within ninety (90) days after notice of intent to take, the same shall be determined thereafter upon request of either party by arbitration in accordance with the provisions of Section 18. . In arriving at their decision, the arbitrators, among other things, shall take into consideration whether such remaining premises will produce a fair and reasonable net return to Lessor and a fair and reasonable profit to Lessee.

     B. If it is determined either by mutual agreement or arbitration that such remaining building or buildings cannot economically and feasibly be used by Lessee, Lessor or Lessee, at its election, may terminate this Lease on ten (10) days notice to the other party to such effect, and the minimum rent and additional rent shall be paid to the date of such termination. Lessor shall give Lessee a proportionate refund of any rent paid in advance. If between the taking and the date of such termination, the condemning authority shall have entered into physical possession of the condemned portion of the Leased Premises, the Monthly Rent, during such period, shall be reduced to accommodate such event and any dispute as to the amount of such reduction shall be
determined by arbitration in accordance with the provisions of Section       .
However, such election to terminate must be exercised within thirty (30) days after the determination, as aforesaid, that the remaining building or buildings cannot economically and feasibly be used by Lessee.

Section 12.03. Application of Award. If this Lease shall terminate pursuant to the provisions of Section 12.01 or Section 12.02 of this Article, Lessor's share of the condemnation award together with any separate award to Lessee shall be apportioned and paid in the following order of priority:

     A. There shall be first paid any and all reasonable expenses, charges and fees, including reasonable counsel fees, in collecting the award.

     B. Lessor shall then be entitled to receive an amount equal to the reasonable market value of the Leased Premises, on a basis without consideration of any unexpired portion of the term of this Lease and unencumbered by this Lease. If Lessor and Lessee cannot agree as to such value, the same shall be determined by arbitration in accordance with the provisions of Section 18.11.

     C. The balance of the award shall be paid to the Lessee; provided, that if the remainder of the Lease Term is, at the time of the taking, less than one year, such balance shall be paid to lessor.

Section 12.04. Application of Award in Partial Taking. If it is determined pursuant to the provisions of Section 12.03, that the remaining Improvements after a partial condemnation can be used economically by Lessee, (i) this Lease shall not terminate but shall continue in full force and effect as to the portion of the Leased Premises not taken, (ii) Lessee shall commence and proceed with reasonable diligence to repair or reconstruct the remaining building or buildings on the Leased Premises to a complete architectural unit or units to the extent proceeds of the condemnation award are available therefor, and (iii) the fixed annual rentals payable by Lessee hereunder shall be reduced during the unexpired portion of this Lease to that proportion of the annual fixed results herein reserved which the value of the part of the Leased Premises no so taken bears to the value to the total of the Leased Premises, such values to be determined as of the date when Lessee is disturbed in its possession as a result of the taking. Lessor's share of the award in condemnation proceedings for any partial taking where repair or reconstruction is undertaken, together with any separate award to Lessee, shall be apportioned and paid in the following order of priority:

     A. There shall first be paid any and all reasonable expenses, charges and fees, including reasonable counsel fees, in collecting the awards.

     B. The proceeds of the awards shall next be used as a fund for the restoration and repair of the building, improvements and equipment situated on the Leased Premises to a complete architectural unit or units. Said proceeds shall be held by Lessor and shall be paid out from time to time to persons furnishing labor or materials, or both, including architects' fees and contractors' compensation in such restoration work on vouchers approved by a licensed architect engineer or other person approved by Lessor and employed by Lessee to superintend the work.

     C. Lessor shall then be entitled to an amount equal to the reasonable market value of the portion of the Leased Premises taken, without consideration of any unexpired portion of the term of this Lease, unencumbered by this Lease, plus a sum of money equal to damages sustained by Lessor for severance damages to the remaining and untaken portion of the Leased Premises, also unencumbered by this Lease as to such remaining untaken portion of the Leased Premises.

     D.  The balance of the award shall be paid to the Lessee.

Section 12.05. Temporary Possession. If any right of temporary possession or occupancy of all or any portion of the Leased Premises shall be obtained by any competent authority in the exercise of the power of eminent domain, the foregoing provisions of this Article shall be inapplicable thereto and this Lease shall continue in full force and effect without reduction or suspension of minimum rent and additional rent and Lessee shall be entitled to make claim for and recover any award or awards, whether in the form or rental or otherwise, recoverable in respect of such possession or occupancy. The award shall be paid to Lessor and applied against the Rental payable by Lessee under this Lease, as the same becomes due, with any surplus to be paid to Lessee; provided that if any portion of the award is intended to cover the cost of restoring the Leased Premises to the condition they were in prior to such temporary possession or occupancy or to make any repairs occasioned by or resulting from such possession or occupancy, such portion shall be so applied.

Section 12.06. Consent to Settlement by Lessor. Lessee shall have primary responsibility for dealing with the condemning authority in the condemnation proceedings but Lessee shall not make any settlement with the condemning authority nor convey or agree to convey the whole or any portion of the Leased Premises to such authority in lieu of condemnation without first obtaining the written consent of Lessor thereto, which consent shall not be unreasonably withheld if Lessor receives (i) not less than the fair market value of the Leased Premises taken at the time and (ii) a reasonable amount for any diminution in value of the remaining portion.

                                 ARTICLE XIII

                        Events of Default and Remedies

Section 13.01. Events. The occurrence of one or more of the following events shall constitute an Event of Default (herein so called) by Lessee under this
Lease:

     A. If Lessee shall fail to pay any installment of the rent or other sum of money payable hereunder on the date the same is due and such failure shall continue for a period of twenty (20) days after due written notice to Lessee.

     B. If Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent or other sums of money, and shall not cure such failure within thirty (30) days and Lessee shall not have commenced to cure such failure within such thirty (30) day period and shall not thereafter with all due diligence and good faith proceed to cure such failure.

     C. If a decree or order by a court of competent jurisdiction shall have been entered adjudging Lessee a bankrupt or insolvent or appointing a receiver or trustee or assignee in bankruptcy or insolvency of all or substantially all of its property, and any such decree or order shall have continued in force undischarged or unstayed for a period of sixty (60) days.

     D. If Lessee or any sublessee, assignee, grantee or agent of Lessee shall do or permit to be done anything which creates a lien upon Lessor's interest in the Leased Premises, and any such lien is not discharged or bonded within thirty
(30) days after filing.

     E. If Lessee shall become insolvent, make a transfer in fraud of creditors, make a assignment for the benefit of creditors, file a proceeding in bankruptcy, or if a receiver or trustee shall be appointed for Lessee or any of the assets of Lessee.

Section 13.02. Remedies. Upon the occurrence of any Event of Default enumerated in Section 13.01 hereof, Lessor shall have the option of (i) terminating this Lease by written notice thereof to Lessee, (ii) continuing this Lease in full force and effect, or (iii) curing the default on behalf of Lessee.

     A. In the event that Lessor shall elect to terminate this Lease, upon written notice to Lessee, this Lease shall be ended as to Lessee and all persons holding under Lessee, and all of Lessee's rights shall be forfeited and lapsed, as fully as if this Lease had expired by lapse of time. In such event, Lessee shall be required immediately to vacate the Leased Premises and there shall immediately become due and payable the amount by which (A) the total rent and other benefits which would have accrued to Lessor under this Lease for the remainder of the Term of this Lease if the terms and provisions of the Lease had been fully complied with by Lessee exceeds (B) the total fair market rental value of the Leased Premises for the balance of the Term of this Lease (it being the intention of both parties hereto that Lessor shall receive the benefit of its bargain); and Lessor shall at once have all the rights of re-entry upon the Leased Premises, without becoming liable for damages or guilty of trespass. In addition to the sum immediately due from Lessee under the foregoing provision, there shall be recoverable from Lessee: (W) the reasonable cost of restoring the Leased Premises to good condition, normal wear and tear excepted; (X) all accrued unpaid sums, plus interest at the highest lawful rate per annum and late charges, if in arrears, under the terms of this Lease up to the date of termination; (Y) Lessor's cost of recovering possession of the Leased Premises; and (Z) rent and sums and accruing subsequent to the date of termination pursuant to the holdover provisions of Section 18.14 hereof.

     B. In the event that Lessor shall elect to continue this Lease in full force and effect, Lessee shall continue to be liable for all rents. Lessor shall nevertheless have all of the rights of re-entry upon said Leased Premises without becoming liable for damages or being guilty of a trespass and Lessor after re-entry may relet the Leased Premises or any part thereof, to a substitute tenant or tenants for a period of time equal to or lesser or greater than the remainder of the term on whatever terms and conditions Lessor, at Lessor's sole discretion, deems advisable. Against the rents and sums due from Lessee to Lessor during the remainder of the term, credit shall be given Lessee in the net amount of rent received from the new tenant after deduction by Lessor for: (A) the reasonable costs incurred by Lessor in reletting the Leased Premises (including, without limitation, remodeling costs, brokerage fees, legal fees, and the like); (B) the accrued sums, plus interest and late charges if in arrears, under the terms of this Lease: (C) Lessor's reasonable cost of recovering possession of the Leased Premises; and (D) the cost of storing any of Lessee's property left on the Leased Premises after re-entry. Notwithstanding any provision in this Section 13.02 to the contrary, upon the default of any substitute tenant before the expiration of the Term of this Lease, Lessor may, at Lessor's election, either relet to still another substitute tenant or terminate this Lease and exercise its rights under paragraph A of this Section 13.02.

     C. In the event that Lessor shall elect to cure the default of Lessee, all sums expended by Lessor in effecting such cure, plus interest thereon at the highest lawful rate per annum, shall be due and payable immediately. Such sum shall constitute additional rent hereunder, and failure to pay such sum when due shall enable Lessor to exercise all of its remedies under this Lease.

Section 13.03. Cumulative Rights. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Lessor hereunder or of any damages accruing to Lessor by reason of the violation of any of the terms, provisions and covenants herein contained. Failure by Lessor to enforce one or more of the remedies herein provided, upon any event of default, shall not be deemed or construed to constitute a waiver of such default or of any other violations or breach of any of the terms, provisions and covenants herein contained.

Section 13.04. Re-Entry by Lessor. No re-entry or taking possession of the Leased Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Lessee. Lessor, at its option, may make such alterations or repairs to the Building as it, in its reasonable judgment, considers advisable and necessary upon the occurrence of an Event of Default, at the cost of Lessee, and the making of such alterations or repairs shall not operate or be construed to release Lessee from liability hereunder. Lessor shall in no event be liable in any way whatsoever for failure to relet the Leased Premises and the Building or, in the event the Leased Premises and the Building are relet, for failure to collect rent thereof under such reletting; and in no event shall Lessee be entitled to receive any excess of such rent over the sums payable by Lessee to Lessor hereunder; provided, however, that Lessor shall during such time as Lessor is in possession of the Leased Premises as the result of any re-entry by Lessor hereunder, and prior to any termination of this Lease, exercise reasonable efforts to cause tenant space in the Leased Premises to be leased.

Section 13.05. No Surrender. No act or thing done by Lessor or its agents during the Term hereof shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises shall be valid unless made in writing and signed by Lessor. The mention in this Lease of any particular remedy shall not preclude Lessor from any other remedy which Lessor might have, either in law or in equity.

Section 13.06. Effect of Waiver of Forebearance. No waiver by Lessor of any breach by Lessee of any of its obligations, agreements or covenants hereunder shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forebearance by Lessor to seek a remedy for any breach by Lessee be a waiver by Lessor of its rights and remedies with respect to such subsequent breach.

Section 13.07.  Bankruptcy of Lessee.  The provisions of paragraph C and E of
Section 13.01 above shall only apply with respect to the Lessee which is the then owner of the leasehold estate. Notwithstanding the provisions of Section
13.01 to the contrary, the happening of any of the Events of Default mentioned in paragraph C or E of Section 13.01 above shall not operate or permit Lessor to declare a default hereunder or terminate this Lease so long as all covenants of Lessee hereunder shall be performed by Lessee or its successor in interest or a Leasehold Mortgagee in accordance with the terms of this Lease.

Section 13.08. New Lease with Leasehold Mortgagee Upon Termination. If this Lease shall terminate by reason of the occurrence of any contingency mentioned in this Article XIII, and in the manner therein set forth, and if Lessor shall obtain possession of the Leased Premises herefor, Lessor agrees that any holder or beneficiary of a deed of trust or mortgage securing the payment of indebtedness of Lessee ("Leasehold Mortgagee") shall have the right, for a period of thirty (30) days subsequent to said termination of this Lease, to elect to demand a new lease of the Leased Premises of the character and, when executed and delivered and possession of the Leased Premises is taken thereunder, having the effect hereinafter set forth. Such new lease shall be for a term to commence at the said termination of this Lease, as in this Article XIII provided, and shall have as the date for the expiration thereof the same date stated in this Lease as the date for the expiration thereof. The rent thereof shall be at the same rate as would have been applicable during such term under the provisions of this Lease, had this Lease as the date for the expiration thereof. The rent therefor shall be at the same rate as would have been applicable during such term under the provisions of this Lease, had this Lease not so expired or terminated, and all the rents, covenants, conditions and provisions of such new lease, including, but not limited to, the conditional limitations set forth in this Lease, shall be the same as the terms, conditions and provisions of this Lease. If any such Leasehold Mortgagee as aforesaid shall elect to demand such new lease within such 30-day period, such Leasehold Mortgagee shall give written notice to Lessor of such election; and, thereupon, within ten (10) days thereafter, Lessor and such Leasehold Mortgagee agree to execute and deliver such a new lease upon the terms above set forth, and such Leasehold Mortgagee shall, at the time of the execution and delivery of such new lease, pay to Lessor all rent and additional rent and other sums which would have become payable hereunder by Lessee to Lessor to the date of the execution and delivery of such new lease, had this Lease not terminated, and which remain unpaid at the time of the execution and delivery of such new lease, together with reasonable attorneys' fees and expenses in connection therewith. Any such new lease as contemplated in this Article XIII may, at the option of the Leasehold Mortgagee, be executed by a nominee of such holder, without the Leasehold Mortgagee assuming the burdens and obligations of Lessee thereunder beyond the period of its ownership of the leasehold estate created hereby.

Any Leasehold Mortgagee of less than all of the Leased Premises who elects to demand a new lease pursuant to this section with respect to the part of the Leased Premises as to which it has obtained possession shall, as a condition to Lessor's obligation to grant such new lease, agree to guarantee the payment of rental for all of the Leased Premises.

Section 13.08. Notice to Leasehold Mortgagee. Lessor agrees, if and so long as the leasehold estate of Lessee is encumbered by a leasehold mortgage in favor of a Leasehold Mortgagee, to give such Leasehold Mortgagee at such address or addresses as may be specified by the Leasehold Mortgagee to Lessor in writing, written notice of any default or of the happening of any contingency referred to in this Article XIII, simultaneously with the giving of such notice to Lessee, and no such notice to Lessee shall be effective or be deemed to have been given to Lessee hereunder unless such notice is also given to the Leasehold Mortgagee; and the Leasehold Mortgagee shall have the right, within the period limited by any such notice and for an additional period of thirty (30) days thereafter, and to the same extent and with the same effect as though done by Lessee, to take such action or to make such payment as may be necessary or appropriate to cure any such default of contingency so specified, it being the intention of the parties hereto that Lessor shall not exercise its right to terminate this Lease as provided in this paragraph without first affording to any Leasehold Mortgagee the same rights and the same notices with respect to any such default or contingency and the same period of periods of time within which to cure the same, including the right to enter into possession of the Leased Premises, to enable the Leasehold Mortgagee also to do as are afforded to Lessee hereunder (and a period of thirty (30) days thereafter, and as are afforded to the leasehold mortgagee under this Article XIII).

Section 13.10. Foreclosure by Leasehold Mortgagee. Anything in this Lease and specifically in this Article XIII to the contrary notwithstanding, Lessor shall not be entitled to exercise its right to terminate this Lease as in this Article XIII provided during the period that any Leasehold Mortgagee shall require to foreclose its mortgage or otherwise to fulfill or complete its remedies under such leasehold mortgage or to cure any Event of Default, provided, however, that such period shall in no event exceed ninety (90) days and that within such period of time: (a) such Leasehold Mortgagee proceeds promptly and with due diligence with its remedies under its mortgage on the leasehold estate and thereafter prosecutes the same with all due diligence; and (b) there is timely paid to Lessor the rent, additional rent and other sums which have, or may, become due and payable during said period of time and as the same become due and payable, and all other terms and provisions of this Lease are duly complied with.

Section 13.11. No Voluntary Surrender of Leasehold Estate Without Consent of Leasehold Mortgagee. So long as there exists any unpaid or undischarged Leasehold Mortgage on the estate of Lessee created hereby, Lessor expressly agrees for the benefit of such Leasehold Mortgagee that it will not accept a voluntary surrender of the Leased Premises or a cancellation of this Lease from Lessee prior to the termination of this Lease without the written consent of the Leasehold Mortgagee, and the Lessor and Lessee hereby agree for the benefit of any Leasehold Mortgagee that they will not subordinate this Lease to any mortgage that may hereafter be placed on the fee or amend or alter any terms or provisions of this Lease or consent to any prepayment of any rental or additional rental without securing the written consent thereto of any such Leasehold Mortgagee. Nothing contained herein shall be construed to limit the right of Lessor to sell or pledge its rights hereunder, including but not limited to the right to receive rent or the proceeds of the sale pursuant to
Article XIII hereof, without the prior consent or permission of any person.

                                  ARTICLE XIV

                               Leasehold Mortgage

Section 14.01.  Rights of Leasehold Mortgagee.

     A. Lessee may, without Lessor's consent, mortgage, pledge, grant deeds of trust, or otherwise encumber the leasehold estate created hereby and all or any portion of the right, title and interest of Lessee hereunder, and assign, hypothecate or pledge the same, as security for the payment of any debt to any holder or beneficiary of a deed of trust of mortgage securing the payment of indebtedness to Leasehold Mortgagee; provided, that no mortgagee, trustee, or other person claiming by, through or under any instrument creating any such encumbrance shall by virtue thereof acquire any greater right in the Leased Premises than Lessee then had under this Lease, except for the right expressly granted to such mortgagee, trustee or other person under the terms of this Lease; and provided further, that such mortgage, deed of trust or other instrument of encumbrance, and the indebtedness secured thereby, shall at all times be and remain subject to all of the conditions, covenants and obligations of this Lease and to all of the rights of Lessor hereunder. As to any such Leasehold Mortgage Lessor consents to provisions therein, at the option of Lessee, (a) for an assignment of Lessee's share of the net proceeds form any award or other compensation resulting from a total or partial (other than temporary) taking as set forth in Article XII of this Lease, (b) for the entry of any Leasehold Mortgagee upon the Leased Premises during business hours, without notice to Lessor or Lessee, to view the state of the Leased Premises,
(c) that a default by Lessee under this Lease shall constitute a default under any such leasehold mortgage, (d) for an assignment of Lessee's right, if any, to terminate, cancel, modify, change, supplement, alter or amend this Lease, (e) for and assignment of an sublease to which any such leasehold mortgage is subordinated, subject to the rights of Lessor hereunder, and (f) effective upon any default in any such leasehold mortgage, (i) for the foreclosure of the Leasehold Mortgage pursuant to a power of sale by judicial proceedings or other lawful means and the subsequent sale of the leasehold estate to the purchaser at the foreclosure sale and a sale by such purchaser or a sale by any subsequent purchaser, (ii) for the appointment of a receiver, irrespective of whether any Leasehold Mortgagee accelerates the maturity of all indebtedness secured by the Leasehold Mortgage,
(iii) for the rights of the Leasehold Mortgagee or the receiver to enter and take possession of the Leased Premises, to manage and operate the same, to collect the subrentals, issues and profits therefrom (subject to the rights of Lessor hereunder), and to cure any default under this Lease, and (iv) for an assignment of Lessee's right, title and interest in and to the premiums for or dividends upon any insurance required by the terms of this Lease, as well as in all refunds or rebates of taxes or assessments upon or other charges against the Leased Premises, whether paid or to be paid.

     B. If at any time after execution and recordation of any such mortgage or deed of trust, the mortgagee or trustee therein shall notify Lessor in writing that any such mortgage or deed of trust has been given and executed by Lessee, and shall at the same time furnish Lessor with the address to which it desires copies of notices to be mailed, or designate some person or corporation as its agent and representative for the purpose of receiving copies of notices, Lessor hereby agrees that it will thereafter mail to such mortgagee or trustee and to the agent or representative so designated by such mortgagee or trustee, at the address so given, duplicate copies of any and all notices in writing which Lessor may from time to time give or serve upon Lessee under and pursuant to the terms and provisions of this Lease.

Section 14.02. Liability of Leasehold Mortgagee. No Leasehold Mortgagee shall be or become liable to Lessor as an assignee of this Lease or otherwise until it expressly assumes by written instrument such liability, and no assumption shall be inferred or result from foreclosure or other appropriate proceedings in the nature thereof or as the result of any other action or remedy provided for by any mortgage or deed of trust or other instrument executed in connection with such leasehold mortgage or from a conveyance from Lessee pursuant to which the purchaser at foreclosure or grantee shall acquire the rights and interests of Lessee under the terms of this Lease.

                                   ARTICLE XV

                         Attorney's Fees; Lessor's Lien

Section 15.01. Attorney's Fees. If on account of any breach or default by either party hereunder, it shall become necessary for the other party hereto to employ an attorney to enforce or defend any of said party's rights or remedies hereunder, and should such party prevail in a final judgment, the party against whom enforcement was sought shall pay to the other party any reasonable attorney's fees incurred by reason of such proceedings.

Section 15.02. Lessor's Lien. In addition to the statutory landlord's lien, Lessor shall have at all times, and Lessee does hereby grant to Lessor, a valid contractual lien upon and a security interest upon all goods, wares, equipment, fixtures, furniture and other personal property of Lessee presently or which may hereafter be situated on the Lease Premises and all proceeds therefrom to secure the payment by Lessee of all rentals and other sums of money due hereunder, and such property shall not be removed therefrom without the consent of Lessor until all arrearages in rent, as well as any and all other sums of money then due to Lessor hereunder, shall first have been paid and discharged. Upon the occurrence of an event of default by Lessee, Lessor may sell any and all improvements, goods, wares, equipment, fixtures, furniture and other personal property of Lessee situated on the Leased Premises at one or more public or privates sales after giving Lessee reasonable notice of the time and place of any public sale or sales or of the time after which any private sale or sales are to be made, with or without having such property at the sale, at which Lessor or is assigns may purchase property to be sold, being the highest bidder therefor. The requirement of reasonable notice to Lessee hereunder shall be met if such notice is given in the manner prescribed in Section 18.____ of this Lease at least ten (10) days before the time or sale. The proceeds from any such disposition less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and legal expenses) shall be applied as a credit against any sums due by Lessee to Lessor. Any surplus shall be paid to Lessee or as otherwise required by law. Upon request by Lessor, Lessee agrees to execute and deliver to Lessor a financing statement in form sufficient to prefect the security interest of Lessor in the aforesaid property and proceeds under the provisions of the Uniform Commercial Code in force in the State in which the Leased Premises are located. Notwithstanding anything to the contrary stated herein, the statutory lien of Lessor and the landlord's lien and security interest granted in this paragraph are subject and subordinate to the rights, if any, of the holder of any indebtedness secured by Lessee's leasehold interest in the Leased Premises or in equipment or other personal property located thereon, and Lessor agrees to execute such additional documents as shall be necessary to effect or evidence such subordination.

                                  ARTICLE XVI

                                Option to Renew

Section 16.01. Lessee shall have, and is hereby given, two (2) five (5) year options (the "Options") to renew and to extend the Term of this Lease, such Options to follow consecutively upon the expiration of the Term of this Lease, provided that at the time that each option to renew is exercised, this Lease shall be in full force and effect and Lessee shall not be in default hereunder. Each Option shall be for a term of five (5) years (the "Renewal Terms"). The Option shall be exercised by Lessee's giving the Lessor written notice of its intention to renew and extend the Term of this Lease at least three (3) months before the expiration date of the initial Term of this Lease and any Renewal Term thereof. The renewal and extension of this Lease for the Renewal Term shall be on and under the same covenants, agreements, terms, provisions and conditions as are contained herein for the initial Term of this Lease, except that rental shall be computed in the manner set forth in Section 16.02 below. Any termination of this Lease during the initial Term shall terminate all rights of renewal and extension set forth herein.

Section 16.02. Commencing with the first (1st) day of the first (1st) calendar month of the Renewal Term, the applicable rental for each calendar month for the Renewal Term shall be equal to the Monthly Rent multiplied by the percentage of increase by which the Consumer Price Index in or for the third month preceding the first month of the Renewal Term exceeds the Consumer Price Index in May, 1987; provided, however, that in no event shall such adjusted rental for the Renewal Term be less than the rental payable during the initial Term. "Consumer Price Index" shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers-All Items (Base Year 1967) of the United States Bureau of Labor Statistics. If the manner in which such Consumer Price Index is determined by the Bureau of Labor Statistics shall be substantially revised, an adjustment shall be made in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained if the Consumer Price Index had not been revised. If the Consumer Price Index shall become unavailable to the public because publication is discontinued or otherwise, Lessor will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency or, if no such index shall be available, then a comparable index published by a major bank or other financial institution or by a recognized financial publication.

                                  ARTICLE XVII

                             Right of First Refusal

As long as Lessee is Lessee under this Lease and provided Lessee is not in default hereunder, if at any time after the execution of this Lease, Lessor shall receive a bona fide offer which it is willing to accept to sell or transfer legal title to the Leased Premises (or any interest therein) to any person (other than an affiliate, shareholder, partner, joint venturer, spouse or lineal descendant of Lessor or any trust for their benefit), Lessor shall, within fifteen (15) days after Lessor's receipt of the acceptable offer, notify Lessee of the terms of such offer ("Lessor's Offer Notice"). Lessor's Offer Notice shall include the name of the offeror and the offered consideration and other terms of such offer (together with a copy of the offer) and Lessee, within ten (10) days after receipt of Lessor's Offer Notice, shall have the right to purchase the interest to be sold or transferred on all the other terms and conditions stated in Lessor's Offer Notice. Failure of Lessee to exercise such right within said ten (10) day period shall be deemed a waiver of such right. Upon notice from Lessee of its decision not to exercise such right or upon waiver of the same, Lessor shall be free to consummate the sale or transfer in accordance with terms set forth in Lessor's Offer Notice. In the event such sale or transfer is not consummated within six (6) months after the date of the delivery of Lessor's Offer Notice, the right granted to Lessee in this Article XVII shall be reinstated, and any such subsequent sale or transfer shall be subject to this right. Any sale or transfer contemplated by this Article XVII shall be subject to the provisions of this Lease including, without limitation, the rights of Lessee contained herein. Upon Lessee's exercise of its right of first refusal hereunder, Lessee may assign such rights to any other person or entity without the consent of Lessor, but any assignment shall not relieve Lessee of its obligations hereunder or thereunder. The right of first refusal herein granted to Lessee shall not apply to any transfer by Lessor of the Lease Premises to any affiliate, shareholder, partner, joint venturer, spouse or lineal descendant of Lessor or any trust for their benefit or to any transfer by gift, will or the laws of descent and distribution.

                                 ARTICLE XVIII

                                 Miscellaneous

Section 18.01. Inspection. Lessee shall permit Lessor and its agents to enter into and upon the Leased Premises at all reasonable times and upon reasonable notice for the purpose of inspecting the same on condition that Lessee's and Lessee's tenants' use and quiet enjoyment of the same is not interfered with.

Section 18.02. Estoppel Certificates. Lessee and Lessor shall, at any time and from time to time upon not less than ten (10) days' prior request by the other party, execute, acknowledge and deliver to Lessor, or Lessee, as the case may be, a statement in writing certifying that (i) this Lease is unmodified and in full force and effect (or if there have been any modifications, that the same are in full force and effect as modified and stating the modifications) and, if so, the dates to which the fixed rent and any other charges have been paid in advance, and (ii) that no default hereunder on the part of the Lessor or Lessee, as the case may be, exists (except that if any such default does exist, the certifying party shall specify such default), it being intended that any such statement delivered pursuant to this Section 18.02 may be relied upon by a prospective purchaser or encumbrancer (including assignees) of the Leased Premises.

Section 18.03. Release. If requested by Lessor, Lessee shall upon termination of this Lease, execute and deliver to Lessor an appropriate release, in form proper for recording, of all Lessee's interest in the Leased Premises, and upon request of Lessee, Lessor will execute and deliver a written cancellation or termination of Lease in proper form for recording; provided, that in no event shall any such release, cancellation or termination constitute a release or relinquishment by either party of his or its rights against the other party for any amounts payable by such other party under the terms of this Lease or any damages to which such party is entitled as a result of any default by the other party hereunder.

Section 18.04. Lessor's Right to Perform Lessee's Covenants. If Lessee shall default in the performance of any of its covenants, obligations or agreements contained in this Lease, other than the obligation to pay rent, Lessor after ten
(10) days' notice to Lessee, specifying such default (or shorter notice if any emergency exists), may (but without any obligation so to do) perform the same for the account and at the expense of Lessee, and the amount of any payment made or other reasonable expenses, including reasonable attorneys' fees incurred by Lessor for curing such default, with interest thereon at the rate of twelve percent (12.0%) per annum, shall be payable by Lessee to Lessor on demand.

Section 18.05. Non-Merger. Unless agreed to in writing by such person, there shall be no merger of this Lease, the leasehold estate created hereby or the Improvements with the fee state in and to the Leased Premises by reason of the fact that this Lease, the leasehold estate created thereby or the Improvements, or any interest in either thereof, may be held directly or indirectly by or for the account of any person who shall own the fee estate in and to the Leased Premises, or any portion thereof, and no such merger shall occur unless and until all persons at the time having any interest in the fee estate and all person having any interest in this Lease, the leasehold estate or the Improvements, including the holder of any mortgage upon the fee estate in and to the Leased Premises, shall join in a written instrument effecting such merger.

Section 18.06.  Notices.    Any notice to be given or to be served in connection
with this Lease must be in writing, and may be given by certified or registered mail and shall be deemed to have been given and received forty-eight (48) hours after a certified or registered letter containing such notice, properly addressed, with postage prepaid is deposited in the United States Mail, addressed as follows:

If to Lessor:

     -------------------------------
     -------------------------------
     -------------------------------

If to Lessee:

     FFP Partners, L.P.
     2801 Glenda Avenue
     Fort Worth, Texas 76117

Each party hereto shall have the right, by giving not less than five (5) days' prior written notice to the other parties hereto, to change any address of such party for the purpose of notices under this Section 18.06.

Section 18.07. Successors and Assigns. Lessor, as used in this instrument shall extend to and include any and all persons, whether natural or artificial who at any time or from time to time during the term of this Lease shall succeed to the interest and estate of Lessor in the Leased Premises; and all of the covenants, agreements, conditions and stipulations herein contained which inure to the benefit of and are binding upon Lessor shall also inure to the benefit of and shall be, jointly and severally, binding upon the heirs, executors, administrators, successors, assigns and grantees of Lessor, and each of them, and any and all persons who at any time or from time to time during the term of this Lease shall succeed to the interest and estate of Lessor in the real estate and property hereby demised. The word "Lessee" as used in this instrument shall extend to and include any and all persons, whether natural or artificial, who at any time or from time to time during the term of this Lease shall succeed to the interest and estate of Lessee hereunder and all of the covenants, agreements, conditions and stipulations herein contained which inure to the benefit of or are binding upon Lessee shall also inure to the benefit of and be jointly and severally binding upon the successors, assigns, or other representatives of Lessee, and of any and all persons who shall at any time or from time to time during the term of this Lease succeed to the interest and estate of Lessee hereby created in the Leased Premises. Lessee shall have the right to assign this Lease to any person or entity.

Section 18.08. Modifications. This Lease may be modified only by written agreement signed by the Lessor and Lessee.

Section 18.09. Descriptive Headings. The descriptive headings of this Lease are inserted for convenience in reference only and do not in any way limit or amplify the terms and provisions of this Lease.

Section 18.10. No Joint Venture. The relationship between Lessor and Lessee at all times shall remain solely that of landlord and tenant and shall not be deemed a partnership or joint venture.

Section 18.11. Arbitration. Wherever in this Lease it is provided that any question shall be determined by arbitration, such question shall be settled and finally determined by arbitration in accordance with the rules then in effect of the American Arbitration Association, or its successors, and the judgment upon the award rendered may be entered in any court having jurisdiction thereover. Such arbitration shall be held in the City of Fort Worth, Texas. The number of arbitrators to be appointed shall be three (3). The arbitrators shall have at lease five (5) years experience in real estate in the area where the Leased Premises is located and shall not be related to either party. The parties to the arbitration, in addition to the rights granted under the rules of the Association, shall have the right to offer evidence and testify at the hearings and cross-examine witnesses. The cost of such arbitration shall be split between the parties.

Section 18.12. Memorandum of Lease. Lessor and Lessee agree that they shall, at any time at the request of the other, promptly execute a memorandum or short form of this Lease, in recordable form, setting forth a description of the Leased Premises, the term of this Lease, and any other provisions herein, or the substance thereof, as either party desires.

Section 18.13. Partial Invalidity. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to any person or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and be in force to the fullest extent permitted by law.

Section 18.14. Holding Over. Subject to the rights and remedies of Lessor as set forth in Section 11.02 hereof and in addition thereto, in case of holding over by Lessee after expiration or termination of the Term of this Lease, Lessee shall pay monthly, as rent, an amount equal to 125% of the amount of Monthly Rent under Section 4.01 hereof during each month or partial month of the holdover period. No holding over by Lessee after the Term of this Lease, either with or without consent and acquiescence of Lessor, shall operate to extend the Lease for a longer period than one month unless (a) a holdover agreement in writing specifies a longer period or (b) this Lease is extended in writing; and any holding over without consent of Lessor in writing shall thereafter constitute this Lease a lease from month to month. In the event of any unauthorized holding over, Lessee shall indemnify Lessor against all claims for damages by any other tenant or prospective tenant to whom Lessor may have leased all or any part of the Leased Premises, resulting from delay by Lessor in delivering possession of all or any part of the Leased Premises.

Section 18.15. Lessor Default. In the event hereunder by Lessor, Lessee may, if such default continues after a reasonable notice period following receipt of written notice thereof to Lessor, cure such default for the account and at the expense of Lessor. If Lessee at any time after the expiration of such curative period by reason of such breach, is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or is compelled to incur any expense, including reasonable attorney's fees, in instituting, prosecuting and/or defending any action or proceeding to enforce Lessee's rights hereunder or otherwise, the sum or sums so paid by Lessee, with all interest, costs and damages, shall on demand be paid by Lessor to Lessee.

Section 18.16. Lessor Covenant. Lessor shall pay when due all principal and interest on any mortgage or superior lease to which this Lease is subordinate or subordinated, and shall or discharge (by discharge, by bonding or otherwise) all valid mechanic's liens filed against the Leased Premises by reasons of any construction by Lessor.

Section 18.17. Sublease. If this Lease is in fact a sublease, Lessee accepts this Lease subject to all of the terms and conditions of the underlying lease under which Lessor holds the Leased Premises as lessee. Lessee covenants that it will do no act or thing which would constitute a violation by Lessor of its obligation under such underlying lease; provided, however, that Lessee's agreement in this regard is premised on Lessor's assurances to the effect that the terms of this Lease do not violate such underlying lease.

Section 18.18. Net Lease. It is understood and agreed that this Lease Agreement is intended to be a net lease. It is the intention of the parties that Lessor shall receive the Rent hereunder free from all charges and expenses imposed upon or by reason of the Leased Premises and the ownership thereof by Lessor.

Section 18.19. Venue. This Lease is entered into in Tarrant County, Texas, and is performable and enforceable in that county.

     EXECUTED this _____ day of May, 1987.


                                         ---------------------------------------

                                         By:
                                            ------------------------------------

                                                            LESSOR


                                         FFP PARTNERS, L.P.

                                         BY:  FFP PARTNERS MANAGEMENT
                                              COMPANY, INC.

                                    By:
                                       -----------------------------------------
                                                        LESSEE


THE STATE OF TEXAS                  (S)
                                    (S)
COUNTY OF TARRANT                   (S)

     This instrument was acknowledged before me on this ____ day of May, 1987 by
________________________________________________________________.


                                    -------------------------------------------
                                    Notary Public, State of Texas
                                    Commission Expires:
                                                        ------------------------
                                    Printed Name:
                                                  ------------------------------

THE STATE OF TEXAS                  (S)
                                    (S)
COUNTY OF TARRANT                   (S)

     This instrument was acknowledged before me on this ____ day of May, 1987 by ________________________________________________________________,
___________________________________ of FFP Partners Management Company, Inc., a
Delaware corporation, on behalf of said corporation and in the capacity therein stated.

                                    --------------------------------------------
                                    Notary Public, State of Texas
                                    Commission Expires:
                                                       -------------------------
                                    Printed Name:
                                                 ------------------------------


                          ASSIGNMENT OF BUILDING LEASE
                            AND ASSUMPTION AGREEMENT

That the undersigned, FFP Partners, L.P., a Delaware limited partnership ("Assignor"), does hereby assign, transfer and convey unto FFP Operating Partners, L.P., a Delaware limited partnership, all of its rights under the foregoing Building Lease Agreement.

In consideration of the foregoing assignment, FFP Operating Partners, L.P. does hereby assume all obligations of Assignor under the Building Lease Agreement, agrees to perform all obligations of Assignor under the terms of the Building Lease Agreement, and agrees to indemnify and hold Assignor harmless from any and all liabilities, claims, causes of action, costs and expenses in any manner relating to the Ground Lease Agreement.

     EXECUTED this ______ day of May, 1987.

                                         FFP PARTNERS, L.P.

                                         BY:  FFP PARTNERS MANAGEMENT
                                              COMPANY, INC.


                                              By:
                                                 ------------------------------
                                                            ASSIGNOR

                                         FFP OPERATING PARTNERS, L.P.

                                         BY:  FFP PARTNERS MANAGEMENT
                                              COMPANY, INC.


                                              By:
                                                 -------------------------------
                                                            ASSIGNEE